                                                              Exhibit _________




                 FIFTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                         AND GOLD CONSIGNMENT AGREEMENT

     FIFTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND GOLD CONSIGNMENT AGREEMENT dated as of November 13, 1997 (this "Amendment"), by and among (a) MARKS BROS. JEWELERS, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606; (b) the lending institutions (the "Banks") set forth on the signature pages hereto; and (c) BANKBOSTON, N.A. (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF BOSTON), a national banking association and RHODE ISLAND HOSPITAL TRUST NATIONAL BANK as agents for themselves and the other Banks (in such capacity, the "Agents"), amending certain provisions of the Revolving Credit, Term Loan and Gold Consignment Agreement dated as of May 3, 1996 (as amended and in effect prior to the date hereof, the "Credit Agreement"), by and among the Borrower, the Banks and the Agents. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the respective meanings herein assigned to such terms in the Credit Agreement.

     WHEREAS, the Borrower has requested that the Agents and the Banks agree to amend the terms of the Credit Agreement in several respects all as hereinafter more fully set forth; and

     WHEREAS, the Agents and the Banks are willing to amend the terms of the Credit Agreement in such respects upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement, and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. AMENDMENT OF SECTION 1.1 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment,
Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) by amending the definitions of "Applicable Agent", "Applicable Banks", "Base Rate Loans", "Consignment Limit", "Dollar Agent", "Dollar Facility", "Dollar Facility Loans", "Eurodollar Rate Loans", "FNBB", "Loans", "Majority Banks", "Notes", "Total Commitment" and "Type" to read in their respective entireties as follows:

             "Applicable Agent. With respect to the Dollar Facility, the Revolving Credit Loans, the Letters of Credit, the Term Loan or the Dollar Banks, the Dollar Agent; with respect to the Gold Facility, the Purchases and Consignments, the Gold Loans or the Gold Banks, the Gold Agent."

             "Applicable Banks. With respect to the Dollar Facility, the Revolving Credit Loans, the Letters of Credit, or the Dollar Agent, the Dollar Banks; with respect to the Gold Facility, the Purchases and Consignments, the Gold Loans or the Gold Agent, the Gold Banks; with respect to the Term Loan, each of the Banks."

             "Base Rate Loans. Revolving Credit Loans, Gold Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Base Rate."

             "Consignment Limit. Either (a) 60,000 troy ounces of Precious Metal (the "Consignment Ounce Cap") or (b) Consigned Precious Metal having a Fair Market Value equal to $20,000,000.00 minus the aggregate outstanding amount of Gold Loans (after giving effect to all amounts requested) (the "Consignment Dollar Cap")."

             "Dollar Agent. FNBB, acting as agent for the Banks under the Dollar Facility."

             "Dollar Facility. The Dollar Banks' commitments to make Revolving Credit Loans, the Dollar Agent's agreement to issue, extend and renew Letters of Credit, and the Banks' commitments to make the Term Loan."

             "Dollar Facility Loans. The Revolving Credit Loans and the Term Loan."

             "Eurodollar Rate Loans. Revolving Credit Loans, Gold Loans and all or any portion of the Term Loan bearing interest calculated by reference to the Eurodollar Rate."

             "FNBB. BankBoston, N.A. (formerly known as The First National Bank of Boston), a national banking association, in its individual capacity."

             "Loans. The Revolving Credit Loans, the Term Loan and the Gold Loans."

             "Majority Banks. As of any date, the Banks (other than Delinquent Banks) whose aggregate portions of the outstanding amount of the Term Loan and whose aggregate Commitments or, as the case may be, Gold

         Commitments together constitute at least fifty-one percent (51%) of the Total Commitment; provided, however, that if the Commitments or the Gold Commitments shall have been terminated, then the Majority Banks shall be the Banks whose aggregate portions of the outstanding amount of the Term Loan and whose aggregate portions of the Outstanding Facility Amounts together constitute at least fifty-one percent (51%) of the sum of the outstanding principal amount of the Term Loan plus the Outstanding Facility Amounts; provided, further, that until the portion of the outstanding amount of the Term Loan and the Commitment (or, as applicable, the portion of the Outstanding Facility Amounts) of FNBB together with the Gold Commitment (or, as applicable, the portion of the Outstanding Facility Amounts) of RIHT are in the aggregate less than fifty-one percent (51%) of the Total Commitment (or, as applicable, the Outstanding Facility Amounts), Majority Banks must include at least one Bank other than FNBB and RIHT."

             "Notes. The Term Notes, the Gold Notes and the Revolving Credit Notes."

             "Total Commitment. The sum of the Total Revolver Commitment, the Total Gold Commitment and the outstanding principal amount of the Term Loan."

             "Type. As to any Revolving Credit Loan, Gold Loan or all or any portion of the Term Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan."

         (b) by inserting the following new definitions of "Fifth Amendment", "Fifth Amendment Effective Date", "Term Loan", "Term Loan Percentage", "Term Notes" and "Term Note Record" therein in proper alphabetical order:

             "Fifth Amendment. The Fifth Amendment hereto dated as of November 13, 1997, among the Borrower, the Agents and the Banks."

             "Fifth Amendment Effective Date. The date on which the conditions to the effectiveness of the Fifth Amendment (such conditions being set forth in section 16 thereof) shall have been satisfied."

             "Term Loan. The term loan made or to be made by the Banks to the Borrower prior to January 5, 1998 in the aggregate principal amount of up to $12,000,000.00 pursuant to Section 3.1."

             "Term Loan Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto under the column "Term Loan Percentage", such percentage being such Bank's percentage of the aggregate outstanding principal amount of the Term Loan."

             "Term Notes.  See Section 3.2."

             "Term Note Record.  A Record with respect to a Term Note."

     Section 2. AMENDMENT OF SECTION 2.6 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment,
Section 2.6 of the Credit Agreement is hereby amended by inserting the phrase "and the Term Loan" prior to the period at the end thereof.

     Section 3. AMENDMENT OF SECTION 3 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment,
Section 3 of the Credit Agreement is hereby amended by deleting the text of such section in its entirety and replacing it with the following new Section 3:

                   "3.  THE DOLLAR FACILITY - THE TERM LOAN.

         3.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each Bank severally agrees to lend to the Borrower upon notice given by the Borrower to the Dollar Agent in accordance with Section 8.3, at any time on or prior to January 5, 1998, such sum as is requested by the Borrower up to such Bank's Term Loan Percentage of the principal amount of $12,000,000.00; provided that the aggregate principal amount of the Term Loan made by the Banks shall not exceed the amount necessary (a) to repurchase Senior Subordinated Notes on or after the Fifth Amendment Effective Date, and (b) to pay any premium, any accrued and unpaid interest and any fees and expenses in connection with any such repurchase by the Borrower of Senior Subordinated Notes, in each case with such repurchase of Senior Subordinated Notes to be made in accordance with Section 12.8 hereof. The Borrower shall not be entitled to make more than one (1) Loan Request with respect to the Term Loan, and the Banks shall not be obligated after lending such initial portion of the Term Loan to lend any undrawn portion of the Term Loan.

         3.2. THE TERM NOTES. The Term Loan shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit F hereto (each a "Term Note"), dated the Fifth Amendment Effective Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Term Loan Percentage of the maximum aggregate amount of the Term Loan set forth above in Section 3.1 and representing the obligation of the Borrower to pay to such Bank such principal amount or, if less, the outstanding amount of such Bank's Term Loan Percentage of the Term Loan, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made a notation on such Bank's Term Note Record reflecting the original principal amount of such Bank's Term Loan Percentage of the maximum aggregate amount of the Term Loan set forth above in Section 3.1 and, at or about the time of such Bank's receipt of any principal payment on such Bank's Term Note, an appropriate notation on such Bank's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Bank's Term Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Term Note Record shall not affect the obligations of the Borrower hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

         3.3. SCHEDULE OF INSTALLMENT PAYMENTS OF PRINCIPAL OF TERM LOAN. The Borrower promises to pay to the Dollar Agent for the account of the Banks the principal amount of the Term Loan in twelve (12) consecutive quarterly installment payments, payable on the first day of each fiscal quarter, and each such installment being in the amount set forth in the table below opposite the period in such table during which such payment date occurs, with a final payment on the Maturity Date in an amount equal to the unpaid balance of the Term Loan:

                                                AMOUNT OF
                   PERIOD:                  QUARTERLY PAYMENT:
                   -------                  ------------------
                   2/1/98 - 1/31/99         $250,000

                   2/1/99 - 1/31/00         $500,000

                   2/1/00 - 1/31/01         $750,000

         3.4. OPTIONAL PREPAYMENT OF TERM LOAN. The Borrower shall have the right at any time to prepay the Term Loan in accordance with the provisions of Section 8.7. Any prepayment of principal of the Term Loan shall be applied ratably against the remaining scheduled installments of principal due on the Term Loan. No amount repaid with respect to the Term Loan may be reborrowed.


         3.5. INTEREST ON TERM LOAN. Except as otherwise provided in Section 8.20, the outstanding amount of the Term Loan shall bear interest in accordance with the provisions of Section 8.1. The Borrower shall notify the Dollar Agent, such notice to be irrevocable, at least two (2) Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to bear interest at the

     Eurodollar Rate.  After the Term Loan has been made, the provisions of
     Section 8.4 shall apply mutatis mutandis with respect to all or any portion of the Term Loan so that the Borrower may have the same interest rate options with respect to all or any portion of the Term Loan as it would be entitled to with respect to the Revolving Credit Loans and the Gold Loans. No Interest Period relating to the Term Loan or any portion thereof bearing interest at the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest at the Base Rate."

     Section 4. AMENDMENT OF SECTION 6.4 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment,
Section 6.4 of the Credit Agreement is hereby amended by inserting the phrase "and the Term Loan" prior to the period at the end thereof.

     Section 5. AMENDMENT OF SECTION 8.1 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment,
Section 8.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

             "8.1  INTEREST ON LOANS.  Except as otherwise provided in Section
         8.20,

             (a) Each Base Rate Loan (other than any portion of the Term Loan which is a Base Rate Loan) shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Base Rate plus (ii) the Base Rate Applicable Margin.

             (b) Each Eurodollar Rate Loan (other than any portion of the Term Loan which is a Eurodollar Rate Loan) shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Eurodollar Rate plus (ii) the Eurodollar Applicable Margin.

             (c) Each portion of the Term Loan which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Base Rate plus (ii) the Base Rate Applicable Margin plus (iii) three quarters of one percent (0.75%).

             (d) Each portion of the Term Loan which is a Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Eurodollar Rate plus (ii) the Eurodollar Applicable Margin plus (iii) three quarters of one percent (0.75%).

             (e) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto."

     Section 6. AMENDMENT OF SECTION 8.7 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment,
Section 8.7 of the Credit Agreement is hereby amended by inserting the phrase ", the Term Loan" immediately following the phrase "Revolving Credit Loan" appearing therein.

     Section 7. AMENDMENT OF SECTION 8.12.1 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment, Section 8.12.1 of the Credit Agreement is hereby amended by inserting the parenthetical "(or, in the case of any such amounts due with respect to the Term Loan, for the respective accounts of each of the Banks)" immediately following the phrase "Dollar Banks" appearing therein.

     Section 8. AMENDMENT OF SECTION 8.13 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment,
Section 8.13 of the Credit Agreement is hereby amended by inserting the phrase "the Term Note Records," immediately following the phrase ""Revolving Credit Note Records," appearing therein.

     Section 9. AMENDMENT OF SECTION 8.19(a) OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment, Section 8.19(a) of the Credit Agreement is hereby amended by inserting the phrase "notice (in the case of all or any portion of the Term Loan pursuant to Section 3.5)," immediately following the phrase "Loan Request," appearing therein.

     Section 10. AMENDMENT OF SECTION 11.12 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment, Section 11.12 of the Credit Agreement is hereby amended to read in its entirety as follows:


         "11.12. USE OF PROCEEDS. The Borrower will use the proceeds of the Revolving Credit Loans, the Gold Loans and the Purchases and Consignments solely for refinancing certain existing Indebtedness of the Borrower and for working capital and general corporate purposes; provided that the Borrower may also use Revolving Credit Loans to repurchase Senior Subordinated Notes in accordance with Section 12.8(c). The Borrower will use the proceeds of the Term Loan solely for repurchasing Senior Subordinated Notes and for the payment of premiums, accrued and unpaid interest, fees and expenses in connection with such repurchase of Senior Subordinated Notes. The Borrower will obtain Letters of Credit solely for working capital and general corporate purposes."

     Section 11. AMENDMENT OF SECTION 12.8 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment, Section 12.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "12.8 INDENTURES. The Borrower will not amend, supplement or otherwise modify the terms of the Indentures or any of the Senior Subordinated Notes or prepay, redeem, cause the defeasance of or repurchase any of the Senior Subordinated Notes; provided, however, (a) the Borrower may amend or modify the Senior Subordinated Notes or refinance, refund or replace the Senior Subordinated Notes with new notes (any such amended, modified or new notes resulting from any such amendment, modification, refinancing, refunding or replacement being herein referred to as the "New Notes") so long as (i) such New Notes are on substantially identical terms as the Senior Subordinated Notes (including without limitation, terms relating to subordination and covenants), provided that such New Notes may have a longer maturity, lower interest rates, less restrictive covenants, slower sinking fund payments and lower prepayment premiums and (ii) the Agents shall have reviewed such New Notes prior to their issuance, (b) on or prior to January 5, 1998, the Borrower may repurchase a portion of the Senior Subordinated Notes with the proceeds of the Term Loan so long as the repurchase price paid by the Borrower for each $1.00 of principal amount of Senior Subordinated Notes does not exceed $1.12 plus the amount of accrued and unpaid interest thereon, (c) the Borrower may repurchase a portion of those Senior Subordinated Notes constituting the 12.15% Series C Senior Subordinated Notes due 2004 with the proceeds of the Revolving Credit Loans at a repurchase price (including any prepayment premiums payable thereon) not to exceed $3,500,000 in the aggregate for all such repurchases from and after the Fifth Amendment Effective Date, and (d) the Borrower may redeem Senior Subordinated Notes during any fiscal year solely to the extent of
     (i) the aggregate amount of net cash proceeds received by the Borrower during such fiscal year in connection with any other public offering of its Common Stock entered into after March 15, 1997 minus (ii) the amount of any such net cash proceeds from any such public offerings which are used by the Borrower during such fiscal year to make Capital Expenditures and/or Investments as permitted by Section Section 13.2 and 12.3, respectively, hereof. The Borrower will not pay any interest in cash on the Senior Subordinated Notes in excess of fifteen percent (15%) per annum in the aggregate with any interest in excess of fifteen percent (15%) per annum to be payable only in Senior Subordinated Notes."

     Section 12. AMENDMENT OF SECTION 15 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment,
Section 15 of the Credit Agreement is hereby amended by inserting the phrase "and the Term Loan" immediately following the phrase "Gold Loans" appearing in the first paragraph thereof.

     Section 13. AMENDMENT OF SECTION 22.1 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment, Section 22.1 of the Credit Agreement is hereby amended by restating clause (b) of such Section 22.1 to read in its entirety as follows:

     "(b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations in respect of
     (i) its Revolving Credit Commitment, its Revolving Credit Loans, its participating interest in Letters of Credit and its portion of the Term Loan or, as the case may be (ii) its Gold Commitment, its Purchases and Consignments, its Gold Loans and its portion of the Term Loan,"

     Section 14. AMENDMENT OF SECTION 29 OF THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment,
Section 29 of the Credit Agreement is hereby amended by deleting clause (f) of the second sentence thereof in its entirety and replacing it with the following new clause (f):

     "(f) there can be no reduction in the amount or extension of the maturity date of any of the Obligations (other than as a result of any permitted prepayments made hereunder, it being understood that any waiver of the application of any voluntary prepayment of, or the method of application of any voluntary prepayment to the amortization of, the Term Loan shall not constitute any such extension) without the consent of Banks (other than Delinquent Banks) whose aggregate portions of the outstanding principal amount of the Term Loan and whose aggregate Commitments or, as the case may be, Gold Commitments together constitute at least sixty-six and two thirds percent (66-2/3%) of the Total Commitment."

     Section 15. CONCERNING EXHIBITS AND SCHEDULES TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in section 16 of this Amendment, the Exhibits and Schedules to the Credit Agreement are hereby amended as follows:

         (a) Exhibit F hereto is hereby added to the Credit Agreement as Exhibit F thereto; and

         (b) Schedule 1 to the Credit Agreement is hereby replaced with
     Schedule 1 attached hereto.

     Section 16. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the delivery by (or on behalf of) the Borrower of the following, in form and substance satisfactory to the Agents and the Banks:

     (a) this Amendment signed by each of the Borrower, the Banks and the Agents;

     (b) a new Term Note for each of the Banks, each signed by the Borrower, each substantially in the form of Exhibit F to this Amendment, and each in the amount of each such Bank's Term Loan Percentage of the maximum principal amount of the Term Loan;

     (c) a certificate of the Secretary or Assistant Secretary of the Borrower certifying as to (a) the Certificate of Incorporation or other incorporation documents of the Borrower as in effect on such date of certification, (b) the by-laws of the Borrower as in effect on such date, (c) the corporate resolutions of the Borrower approving this Amendment, the Term Notes referred to in section 12(b) above, and the other documents and instruments required to be delivered hereunder by the Borrower (collectively with the Amendment and such Term Notes, the "Amendment Documents"), and (d) the names, titles, incumbency, and true specimen signatures of the officers of the Borrower authorized to sign the Amendment Documents;

     (d) a certificate, as of a recent date, from the Secretary of State of Delaware as to the legal existence and corporate good standing of the Borrower;

     (e) a favorable opinion of counsel to the Borrower in form and substance satisfactory to the Agents and the Banks;

     (f) evidence, satisfactory to the Agents and the Banks in all respects, of the agreement of the holders of Senior Subordinated Notes having an aggregate outstanding principal amount equal to greater than fifty percent (50%) of the aggregate outstanding principal amount of all Senior Subordinated Notes immediately prior to the Fifth Amendment Effective Date to sell such portion of the Senior Subordinated Notes to the Borrower;

     (g) the Borrower shall have paid to the Agents, for the ratable accounts of the Banks in accordance with their Term Loan Percentages, an amendment fee in the amount of $60,000; and

     (h) any other document or instrument the Agents and the Banks may reasonably request.

     Section 17. REPRESENTATIONS AND WARRANTIES; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents and warrants to the Banks and the Agents as follows:

     (a) Each of the representations and warranties made by it in the Credit Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), and, after the execution of this Amendment, no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

     (b) Each of this Amendment and the other Amendment Documents has been duly authorized, executed and delivered by the Borrower and is in full force and effect, and the agreements and obligations of the Borrower contained herein, in the other Amendment Documents and in the Credit Agreement, respectively constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 18. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     Section 19. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, or any right of any of the Agents or the Banks consequent thereon.

     Section 20. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 21. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                        MARKS BROS. JEWELERS, INC.


                                        By:_________________________
                                        Name:
                                        Title:

                                        BANKBOSTON, N.A. (FORMERLY KNOWN AS THE
                                         FIRST NATIONAL BANK OF BOSTON),
                                         individually and as Agent



                                        By:_________________________
                                        Name:  Ellen Heath
                                        Title: Director


                                        RHODE ISLAND HOSPITAL TRUST
                                         NATIONAL BANK, individually and
                                         as Agent


                                        By:_________________________
                                        Name:
                                        Title:

                                        LASALLE NATIONAL BANK


                                        By:_________________________
                                        Name:
                                        Title:

                                        ABN AMRO BANK, N.V.


                                        By:_________________________
                                        Name:
                                        Title:

                                  SCHEDULE 1


        PART 1 - DOLLAR BANKS - COMMITMENTS AND COMMITMENT PERCENTAGES


--------------------------------------------------------------------------------
                                                          COMMITMENT   TERM LOAN
             DOLLAR BANKS                  COMMITMENT     PERCENTAGE  PERCENTAGE
--------------------------------------------------------------------------------
BANKBOSTON, N.A.
Domestic Lending Office:
 100 Federal Street
 Boston, MA 02110
 Telefax Number: (617) 434- 2309          $17,500,000.00    43.75%       25%
 Attention:  Ellen Heath, Director
Eurodollar Lending Office:
 100 Federal Street
 Boston, MA 02110
 Telefax Number: (617) 434- 2309
 Attention:  Ellen Heath, Director

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LASALLE NATIONAL BANK
Domestic Lending Office
 135 South Lasalle Street
 Chicago, IL 60603
 Telefax Number: (312) 904- 6225         $22,500,000.00      56.25%      25%
 Attention:   Vanja St. Clar, Vice
              President
Eurodollar Lending Office:
 135 South Lasalle Street
 Chicago, IL 60603
 Telefax Number: (312) 904- 6225
 Attention:   Vanja St. Clar, Vice
              President
--------------------------------------------------------------------------------

                                  SCHEDULE 1


    PART 2 - GOLD BANKS - GOLD COMMITMENTS AND GOLD COMMITMENT PERCENTAGES

--------------------------------------------------------------------------------
                                                     GOLD COMMITMENT  TERM LOAN
           GOLD BANKS                GOLD COMMITMENT    PERCENTAGE    PERCENTAGE
--------------------------------------------------------------------------------
RHODE ISLAND HOSPITAL TRUST
 NATIONAL BANK
Domestic Lending Office:
 One Hospital Trust Plaza, R-W09-01  $12,500,000.00       62.50%         25%
 Providence, Rhode Island 02903
 Telefax Number: (401) 278-7329
 Attention:     Michael Smith
Eurodollar Lending Office:
 One Hospital Trust Plaza, R-W09-01
 Providence, Rhode Island 02903
 Telefax Number: (401) 278-7329
 Attention:     Michael Smith
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABN AMRO BANK, N.V.
Domestic Lending Office:
  335 Madison Avenue
  New York, NY  10017                     $7,500,000.00       37.50%      25%
  Telefax Number: (212) 644-6905
  Attention:  Jeffrey Sarfaty, Vice
              President
Eurodollar Lending Office:
  335 Madison Avenue
  New York, NY  10017
  Telefax Number: (212) 644-6905
  Attention:  Jeffrey Sarfaty, Vice
              President
--------------------------------------------------------------------------------

                                                                       Exhibit F

                                  TERM NOTE

$___________                                                   November __, 1997


    FOR VALUE RECEIVED, the undersigned MARKS BROS. JEWELERS, INC., a Delaware corporation, (the "Borrower"), hereby promises to pay to the order of [NAME OF BANK] (the "Bank") at the Dollar Agent's Head Office at 100 Federal Street, Boston, Massachusetts 02110:

         (a) prior to or on April 30, 2001 the principal amount of ___________ DOLLARS ($________ ), evidencing the Term Loan made by the Bank to the Borrower pursuant to the Revolving Credit, Term Loan and Gold Consignment Agreement dated as of May 3, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among the Borrower, the Bank and the other parties thereto;

         (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

         (c) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Credit Agreement.

    This Note evidences borrowings under and has been issued by the Borrower in accordance with the terms of the Credit Agreement. The Bank and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrower contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

    The Borrower irrevocably authorizes the Bank to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Term Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Bank with respect to the Term Loan shall be prima facie evidence of the principal amount of the Term Loan owing and unpaid to the Bank, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrower hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

    The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

    If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

    No delay or omission on the part of the Bank or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Bank or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

    The Borrower and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

    THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND THE CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN Section 23 OF THE CREDIT AGREEMENT. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

    This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the undersigned has caused this Note to be signed in its corporate name and its corporate seal to be impressed thereon by its duly authorized officer as of the day and year first above written.

[Corporate Seal]

                                        MARKS BROS. JEWELERS, INC.



                                        By:
                                           -------------------------------
                                           Name:
                                           Title:

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                                Amount of        Balance of
               Amount        Principal Paid       Principal        Notation
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